Exhibit 10.14.2
SECOND AMENDMENT TO
MASTERCARD ACCEPTANCE AGREEMENT
THIS SECOND AMENDMENT TO THE MASTERCARD ACCEPTANCE AGREEMENT (this "Second Amendment") is effective as of June 22, 2015 (the "Amendment Effective Date") and is entered into by and between MasterCard International Incorporated, with its principal offices at 2000 Purchase Street, Purchase, New York 10577 ("MasterCard"), and USA Technologies, Inc., with its principal offices at 100 Deerfield Lane, Malvern, PA 19355, for itself and its Affiliates ("Merchant"), and it amends that certain MasterCard Acceptance Agreement between MasterCard and Merchant, as amended by that certain First Amendment to the MasterCard Acceptance Agreement between MasterCard and Merchant, dated as of February 19, 2015 (the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.
WHEREAS, MasterCard and Merchant desire to modify certain of the terms set forth in the Agreement as provided for in this Second Amendment.
NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree, as follows:
1. Amendment.

(a)	Section 5 of Exhibit B is hereby deleted in its entirety and replaced with the following:
5.    Reports. Merchant agrees that it shall provide written reports to MasterCard on a quarterly basis throughout the Term which such reports shall be true and accurate and shall include the following information (in the case of (i) and (ii), both for the just-completed quarter and for the corresponding quarter during the immediately preceding calendar year): (i) Qualified Volume generated during the applicable quarters; (ii) MasterCard share of all Volume generated during the applicable quarters; and (iii) the following information completed in the table below for the just-completed quarter:

MCC	Total # of Customers	Total Number of Card Readers Units	Total Number of Cash Only Machines

(b)	Exhibit C of the Agreement shall, as of the Amendment Effective Date, be modified by deleting the definition of "Applicable Transactions" in its entirety and replacing it with the following:

"(b) "Applicable Transactions" means payments processed using the Company Products and authorized, cleared and settled by MasterCard under one of the codes set forth in Exhibit D."
(c) Exhibit D is hereby added to the Agreement as follows:
EXHIBIT D
MCC CODES FOR APPLICABLE TRANSACTIONS

MCC	Industry	Unattended Equipment
7399	Business Services—not elsewhere classified	Copiers
7996	Amusement Parks, Carnivals, Circuses, Fortune Tellers	Kiddie rides
7994	Video Game Arcades/Establishments	Video Game
7211	Laundry Services—Family and Commercial	Laundry
7523	Automobile Parking Lots and Garages	EV charging (Electronic Vehicle Charging)
7523	Automobile Parking Lots and Garages	Parking &Ticketing
5921	Package Stores, Beer, Wine, and Liquor	Alcohol — Beer Machines
7994	Video Game Arcades/Establishments	Gaming
7299	Other Services—not elsewhere classified	Air/VAC
7299	Other Services—not elsewhere classified	Recycle

7542	Car Washes	Car Wash
5814	Fast Food Restaurant	Food & Beverage Vending
7994	Video Game Arcades/Establishments	Photo Booth
5992	Florists	Flowers
5999	Specialty Stores	Misc Kiosks
7299	Other Services—not elsewhere classified	PPE - Personal protected equipment
7299	Other Services—not elsewhere classified	stroller rental, bike rental, locker rental, and luggage card rental
7297	Massage Parlors	massage chairs fall
7992	Golf Courses, Public	range ball golf machines fall

2. Miscellaneous.
(a) Representation as to Authority. Each of Merchant and MasterCard hereby represents and warrants that it has all requisite corporate power and authority to enter into this Second Amendment.
(b) Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

(c)
Effectiveness, This Second Amendment shall become effective, in accordance with its terms, as of the Amendment Effective Date. Except as expressly modified herein, all terms of the Agreement shall remain in full force and effect as stated in the Agreement and, in the event of a conflict between the terms of this Second Amendment and the Agreement, the terms of this Second Amendment shall govern.

(d)	No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

(e)	Governing Law. This Second Amendment shall be governed by and construed in accordance with the substantive laws of the State of New York, without regard to its conflicts of laws principles,
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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to the Agreement.
MASTERCARD INTERNATIONAL
INCORPORATED

By: /s/ Michael D. Cyr

Title: EVP, U.S. Market Development

Date: July 13, 2015

USA TECHNOLOGIES, INC.

By: /s/ David M. DeMedio

Title: Chief Financial Officer

Date: June 29, 2015